SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 29, 1999,
(Date of earliest event reported)


                          Morgan Stanley Capital I Inc.
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            (Exact name of registrant as specified in its charter)

         Delaware                  333-62911-04               13-3291626
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



                       1585 Broadway, New York, N.Y. 10036
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 761-4000



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ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 1 is the Pooling and Servicing Agreement (as defined below) for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-CAM1 (the "Certificates"). On July 21, 1999, Morgan Stanley Capital I Inc. (the "Company") caused the issuance of the Certificates, pursuant to a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement") by and among the Company, Conning Asset Management Company, as master servicer and special servicer, and The Chase Manhattan Bank, as trustee, in twenty-one classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R-I, Class R-II and Class R-III Certificates.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

                       Item 601(a) of
                       Regulation S-K
    Exhibit No.           Exhibit No.                 Description
    -----------           -----------                 -----------

         1                    4           Pooling and Servicing  Agreement dated
                                          as of July 1, 1999.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.


                                   By: /s/Russell Rahbany
                                       --------------------------
                                       Name:  Russell Rahbany
                                       Title: Vice President

Date:  July 29, 1999